UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2020
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Amended Annual Incentive Plan and Amended Equity Incentive Plan. On August 28, 2020, the Board of Directors (the “Board”) of L3Harris Technologies, Inc. (the “Company”), on the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), adopted and approved amendments to certain incentive plans of the Company, as follows: (1) the L3Harris Technologies, Inc. Annual Incentive Plan (Amended and Restated Effective as of August 28, 2020) (the “Amended AIP”), which amends and restates the Harris Corporation Annual Incentive Plan (Effective as of July 4, 2015), as previously amended (the “Prior AIP”); and (2) the L3Harris Technologies, Inc. 2015 Equity Incentive Plan (Amended and Restated Effective as of August 28, 2020) (the “Amended EIP”), which amends and restates the Harris Corporation 2015 Equity Incentive Plan, as previously amended (the “Prior EIP,” and together with the Prior AIP, the “Prior Plans”).

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 28, 2015, the Prior Plans were approved by the Company’s shareholders at the 2015 Annual Meeting of Shareholders of the Company held on October 23, 2015. Brief descriptions of the Prior Plans and their principal terms and conditions and the types of awards contemplated thereunder are set forth under the headings “Proposal 3: Approval of the Harris Corporation 2015 Equity Incentive Plan” and “Proposal 4: Approval of the Harris Corporation Annual Incentive Plan” on pages 78-90 of the Company’s definitive proxy statement for its 2015 Annual Meeting of Shareholders filed with the SEC on September 9, 2015.

The terms and conditions of the Amended AIP remain substantially similar to the Prior AIP, except in respect of the following amendments:
•reflecting the name change of the Company to “L3Harris Technologies, Inc.” from “Harris Corporation” in connection with the merger involving L3 Technologies, Inc. and Harris Corporation that occurred on June 29, 2019 (the “L3Harris Merger”);
•removing certain provisions required to satisfy the performance-based exception under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), in light of the repeal of such exception (although the same maximum annual award limit as in the Prior AIP was retained);
•reflecting the Company’s commitment to cause the Amended AIP and awards granted under the Amended AIP to be exempt from, or to comply with the requirements of, Section 409A of the Code (“Section 409A”) to avoid the imposition of taxes thereunder, including the ability of the Committee (as defined in the Amended AIP) to amend such awards to the extent necessary to comply with Section 409A; and
•adding a definition for “retirement,” such that it means retirement after age 60 with 5 or more years of full-time service with the Company, subject to notice and other conditions set forth in the Amended AIP.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended AIP, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

The terms and conditions of the Amended EIP remain substantially similar to the Prior EIP, except in respect of the following amendments:

•reflecting the name change of the Company to “L3Harris Technologies, Inc.” from “Harris Corporation” in connection with the L3Harris Merger;
•removing certain provisions required to satisfy the performance-based exception under Section 162(m) of the Code, in light of the repeal of such exception (although the same maximum share limitations as in the Prior EIP were retained);
•reflecting the Company’s commitment to cause the Amended EIP and awards granted under the Amended EIP or Prior EIP to be exempt from, or to comply with the requirements of, Section 409A to avoid the imposition of taxes thereunder, including the ability of the Board Committee (as defined in the Amended EIP) to amend such awards to the extent necessary to comply with Section 409A; and
•clarifying the intent of the Company that, consistent with the terms of performance-based awards, no dividends or Dividend Equivalents (as defined in the Amended EIP) will be paid on outstanding unvested or unearned (or forfeited or cancelled) Restricted Shares or Restricted Units (each as defined in the Amended EIP); however, if specified by the Board Committee, Dividend Equivalents will accrue and be paid in cash or shares of common stock of the Company, as determined by the Board Committee, at the time of release of the Restricted Shares and at the time of payout of the Restricted Units.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended EIP, filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Pension-Related Compensatory Arrangement. On August 26, 2020, the Compensation Committee authorized and approved a compensatory arrangement for Todd W. Gautier, President, Aviation Systems for the Company, designed to offset the impact of pension plan changes implemented following the L3Harris Merger that froze pay credits for certain employees participating in those plans. Under the compensatory arrangement, for each calendar year commencing with 2020 and ending with the calendar year during which Mr. Gautier attains age 65 (each, an “Accrual Year”), provided that Mr. Gautier remains actively employed by the Company and its subsidiaries through December 31 of the applicable Accrual Year, Mr. Gautier will receive a credit of $257,000 to his account under the Company’s Excess Retirement Savings Plan (the “ERSP”), which credit will be fully vested and nonforfeitable and allocated to the Stable Value Fund (but may be reallocated to other investment options under the ERSP at Mr. Gautier’s election). The credits and any related earnings will be distributed to Mr. Gautier in cash in a single sum on the first business day coincident with or next following the 6-month anniversary of the date he separates from service with the Company; provided, however, that in the event of a Change of Control (as defined in the ERSP) that qualifies as a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), the distribution will be made in a single sum within 60 days following the occurrence of the Change of Control.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibits are filed herewith:

Exhibit Number	Description
*10.1	L3Harris Technologies, Inc. Annual Incentive Plan (Amended and Restated Effective as of August 28, 2020)
*10.2	L3Harris Technologies, Inc. 2015 Equity Incentive Plan (Amended and Restated Effective as of August 28, 2020)
104	Cover Page Interactive Data File formatted in Inline XBRL

*Management contract or compensatory plan or arrangement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: September 1, 2020		Title:	Senior Vice President, General Counsel and Secretary

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